EXHIBIT 99.B

                      EXHIBIT B - JOINT FILING AGREEMENT

      The undersigned hereby agree that the Statement on Schedule 13G/A filed herewith (and any amendments thereto) is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated:    June 20, 2003

                              LB Bond Investors LLC

                              By: /s/ Barrett DiPaolo
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                                    Name:  Barrett DiPaolo
                                    Title: Authorized Signatory


                              LB Bond Investors II LLC

                              By: /s/ Barrett DiPaolo
                                  ---------------------------------------
                                    Name:  Barrett DiPaolo
                                    Title: Authorized Signatory

                              PAMI LLC

                              By: /s/ Barrett DiPaolo
                                  ---------------------------------------
                                    Name:  Barrett DiPaolo
                                    Title: Authorized Signatory


                              Property Asset Management Inc.


                              By: /s/ Barrett DiPaolo
                                  ---------------------------------------
                                    Name:  Barrett DiPaolo
                                    Title: Authorized Signatory


                              Lehman ALI Inc.

                              By: /s/ Barrett DiPaolo
                                  ---------------------------------------
                                    Name:  Barrett DiPaolo
                                    Title: Authorized Signatory


                              Lehman Brothers Holdings Inc.


                              By: /s/ Barrett DiPaolo
                                  ---------------------------------------
                                    Name:  Barrett DiPaolo
                                    Title: Authorized Signatory